UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2010

1-12869	52-1964611
(Commission File Number)	(IRS Employer Identification No.)

CONSTELLATION ENERGY

GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

100 Constellation Way, Baltimore, MARYLAND	21202
(Address of Principal Executive Offices)	(Zip Code)

(410) 470-2800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

As previously described in Item 1.01 of the Current Report on Form 8-K of Constellation Energy Group, Inc., a Maryland corporation (“Constellation”), filed with the Securities and Exchange Commission (“SEC”) on November 1, 2010, which description is incorporated herein by reference, on October 26, 2010, Constellation and Electricité de France, S.A., a société anonyme organized under the laws of France (“EDF”), entered into a Master Agreement (the “Master Agreement”) that provides for a series of transactions among Constellation, EDF and several of their respective subsidiaries.

On November 3, 2010, Constellation and EDF closed the transactions contemplated by the Master Agreement (the “Closing”) and signed various agreements and other documents as contemplated by the Master Agreement.

At the Closing, Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Operating Agreement of Constellation Energy Nuclear Group, LLC, dated as of November 6, 2009, (as amended, the “Operating Agreement”), by and among Constellation Nuclear, LLC, a Delaware limited liability company (“CNL”), CE Nuclear, LLC, a Delaware limited liability company, Constellation Energy Nuclear Group, LLC, a Maryland limited liability company (“CENG”), EDF Inc., a Delaware corporation (formerly known as EDF Development, Inc. (“EDFD”)) and E.D.F. International S.A., a société anonyme organized under the laws of France (“EDFI”) was executed.  Amendment No. 3 reflects the agreements of Constellation and EDF under the Master Agreement regarding CENG, which included the following:

•                  The right of first offer provision that governs any sales by Constellation or EDF of their respective membership interests in CENG has been amended to modify the time that existing members have to respond to the right of first offer or to transfer their membership interests to a third party (if the right of first offer is not exercised), to prohibit the grant of exclusivity to a prospective third party buyer if such grant would prohibit or restrict one member from entertaining, negotiating or accepting an offer from another member, and to provide for due diligence to be conducted by a prospective third-party buyer.

•                  The special matters requiring the unanimous approval of the Board of Directors of CENG have been amended to reflect the terms of the new power purchase agreements entered into by certain of the subsidiaries of CENG, as contemplated by the Master Agreement.

The foregoing summary of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02               Termination of a Material Definitive Agreement

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Termination of the Master Put Option and Membership Interest Purchase Agreement

At the Closing, and pursuant to the terms of the Master Agreement, Constellation and EDF terminated the Master Put Option and Membership Interest Purchase Agreement, dated as of December 17, 2008, by and among Constellation, EDFD, EDFI, CNL and CENG (as amended, the “Master Put Agreement”).

At the Closing, EDFD, EDFI, CNL and CENG, as parties to the Master Put Agreement, executed a Put Termination Agreement, dated as of November 3, 2010, pursuant to which these parties joined Constellation and EDF in terminating the Master Put Agreement and providing releases, all on the same terms as in the Master Agreement.

As a result of the termination of the Master Put Agreement, among other things, Constellation terminated its option to cause EDFD to purchase certain non-nuclear generation assets for an amount up to $2 billion.

Termination of the Investor Agreement and Stock Purchase Agreement

Also at the Closing, Constellation, EDFD and EDFI entered into a Termination Agreement, pursuant to which Constellation, EDFD and EDFI agreed to terminate, effective as of November 3, 2010, (i) the Amended and Restated Investor Agreement (the “Investor Agreement”) by and between EDFI and Constellation, dated December 17, 2008, and (ii) the Stock Purchase Agreement by and among EDFD, EDFI and Constellation, also dated December 17, 2008 (under which Constellation sold $1 billion of preferred stock to EDFD in 2008, which was redeemed in 2009).

As a result of the termination of the Investor Agreement, EDFI relinquished its right to appoint a director to the Board of Directors of Constellation and has been released from the standstill, voting and other provisions that applied to EDFI.  Consistent with this, as discussed in Item 5.02 of the Current Report on Form 8-K of Constellation filed with the SEC on November 1, 2010, the resignation of Samuel Minzberg, EDFI’s designee on the Board of Directors of Constellation, became effective as of November 3, 2010.

The foregoing summary of the Master Agreement, the Put Termination Agreement, the Termination Agreement, the other agreements and documents attached to them, and the various transactions contemplated by them do not purport to be complete and are qualified in their entirety by reference to (i) the Master Agreement and the exhibits thereto, a copy of which was filed as Exhibit 2.1 of the Current Report on Form 8-K of Constellation filed with the SEC on November 1, 2010, (ii) the Put Termination Agreement, a copy of which is attached hereto as Exhibit 2.1, and (iii) the Termination Agreement, a copy of which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

2.1	Put Termination Agreement dated as of November 3, 2010, by and among EDFD, EDFI, CNL and CENG.

10.1	Amendment No. 3 to the Second Amended and Restated Operating Agreement of Constellation Energy Nuclear Group, LLC, by and among CNL, CEN, EDFD and EDFI.

10.2	Termination Agreement dated as of November 3, 2010, by and among EDFD, EDFI and Constellation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	November 8, 2010	/s/ Charles A. Berardesco
Name: Charles A. Berardesco
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Put Termination Agreement dated as of November 3, 2010, by and among EDFD, EDFI, CNL and CENG.

10.1	Amendment No. 3 to the Second Amended and Restated Operating Agreement of Constellation Energy Nuclear Group, LLC, by and among CNL, CEN, EDFD and EDFI.

10.2	Termination Agreement dated as of November 3, 2010, by and among EDFD, EDFI and Constellation.